UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 22, 2006
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
FORWARD LOOKING STATEMENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
UAW-GM-DELPHI Special Attrition Program
Press Release, dated March 22, 2006

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On March 22, 2006, Delphi Corporation (“Delphi” or the “Company”), General Motors Corporation (“GM”) and the International Union, United Automobile, Aerospace, and Agricultural Implement Workers of America (“UAW”) entered into an agreement relating to a special attrition program, pursuant to which certain eligible Delphi United States (“U.S.”) hourly employees represented by the UAW will be offered normal and early voluntary retirements with a lump sum incentive payment of $35,000. The lump sum incentive payment applies to all eligible retirements from October 1, 2005 forward. Approximately 13,000 U.S. hourly employees represented by the UAW are eligible to participate in the program. Additionally, GM has agreed to accept 5,000 of Delphi’s U.S. hourly employees represented by the UAW as flowbacks through the beginning of September 2007. GM has agreed to provide substantial financial support under the proposed agreement. Delphi believes that the agreement will enable a more rapid transformation to a reduced labor cost structure across Delphi’s U.S. manufacturing operations. The agreement is subject to a number of conditions, including its approval by the Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which Delphi intends to seek at its April 7, 2006 omnibus hearing in the Bankruptcy Court. A motion seeking approval of the plan and authority for similar plans for the International Union of Electronic, Electrical, Salaried, Machine and Furniture Workers-Communications Workers of America and United Steelworkers of America and other represented hourly employees was filed with the Bankruptcy Court on March 22, 2006. The foregoing description of the agreement does not purport to be complete and is qualified in its entirety by reference to the agreement, a copy of which is attached hereto as Exhibit 99(a). A copy of the press release relating to this agreement is attached hereto as Exhibit 99(b).
Delphi intends to continue talks with GM and Delphi’s unions in an effort to achieve a comprehensive agreement no later than March 30, 2006. Absent agreement with all parties, Delphi intends to file no later than March 31, 2006 its motions under Sections 1113 and 1114 of the U.S. Bankruptcy Code to initiate the process of seeking court authorization to reject the collective bargaining agreements and terminate hourly post-retirement health care plans and life insurance. A scheduling order issued by the Bankruptcy Court required that Section 1113 and 1114 motions be filed not later than March 31, 2006 and set the motions for hearing on May 8 and 9, 2006.
FORWARD LOOKING STATEMENTS
This Current Report on Form 8-K, including the exhibits being filed as part of this report, as well as other statements made by Delphi may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession (“DIP”) facility; the Company’s ability to obtain court approval with respect to motions in the chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company’s United States Securities and Exchange Commission reports, including, but not limited to the Annual Report on Form 10-K for the year ended December 31, 2004 and its most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 and current reports on Form 8-K. Delphi disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.
Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities, common stock and/or other equity securities. Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of Delphi’s common stock receiving no distribution on account of their interest and cancellation of their interests. As described in the Company’s public statements in response to the request submitted to the United States Trustee for the appointment of a statutory equity committee, holders of Delphi’s common stock and other equity interests (such as options) should assume that they will not receive value as part of a plan of reorganization. In addition, under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing and as stated in its October 8, 2005 press release announcing the filing of its chapter 11 reorganization cases, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in Delphi’s common stock or other equity interests or any claims relating to prepetition liabilities.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Exhibits. The following exhibits are being filed as part of this report.

Exhibit
Number	Description
99(a)	Special Attrition Program Agreement, by and among Delphi Corporation, General Motors Corporation and the International Union, United Automobile, Aerospace, and Agricultural Implement Workers of America, dated March 22, 2006.

99(b)	Press Release Issued by Delphi Corporation on March 22, 2006.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: March 27, 2006	By:	/s/ JOHN D. SHEEHAN
(John D. Sheehan,
Vice President and Chief Restructuring Officer, Chief Accounting Officer and Controller)

Exhibit Index

Exhibit
Number	Description
99(a)	Special Attrition Program Agreement, by and among Delphi Corporation, General Motors Corporation and the International Union, United Automobile, Aerospace, and Agricultural Implement Workers of America, dated March 22, 2006.

99(b)	Press Release Issued by Delphi Corporation on March 22, 2006.